 UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: March 2, 2026
(Date of earliest event reported)

 ITT INC.
(Exact name of registrant as specified in its charter)

Indiana	001-05672	81-1197930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Washington Boulevard
6th Floor
Stamford, CT 06902
(Address of principal executive offices) (Zip Code)
(914) 641-2000
(Registrant's telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	ITT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                                 Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on December 4, 2025, ITT Inc., an Indiana corporation (“ITT”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) by and among ITT, LSF11 Redwood Parent, L.P. (the “Seller”), LSF11 Redwood TopCo LLC (the “Target”) and ITT Industries Holdings, Inc., a Delaware corporation and wholly owned subsidiary of ITT (the “Buyer”). The Target is the parent company of SPX FLOW, Inc. (“SPX FLOW”), a provider of engineered equipment and process technologies for end markets including industrial, health, and nutrition. Pursuant to the Purchase Agreement, the Buyer will purchase 100% of the membership interests of the Target (the “Acquisition”) on a cash-free basis, for an aggregate purchase price of $4.775 billion, which is expected to be comprised of $4.075 billion in cash (the “Cash Consideration”) and 3,839,824 shares of ITT common stock, par value $1.00 per share (the “Stock Consideration”), subject to a net working capital adjustment.

On March 2, 2026 (the “Closing Date”), the Acquisition was consummated, and the Buyer acquired 100% of the membership interests of the Target (the “Closing”). Pursuant to the Purchase Agreement, at the Closing, ITT issued the Stock Consideration to the Seller.

Item 1.01 Entry Into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference into this Item 1.01.

Registration Rights Agreement

On the Closing Date, ITT entered into a Registration Rights Agreement (the “Registration Rights Agreement”), with the Seller, pursuant to which ITT granted the Seller certain demand, “piggy-back” and shelf registration rights with respect to the Stock Consideration, subject to certain customary thresholds and conditions. No later than 90 days after the closing of the Acquisition, ITT is required to file a shelf registration statement registering the Stock Consideration. The Seller will have the right to request ITT to facilitate one underwritten offering. ITT will pay certain expenses of the Seller incurred in connection with the exercise of its rights under the Registration Rights Agreement and indemnify them for certain securities law matters in connection with any registration statement filed pursuant thereto.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by the full text of the Registration Rights Agreement, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference..

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report is incorporated by reference into this Item 2.01.

After adjustments pursuant to the Purchase Agreement, the net merger consideration paid to the Target was estimated to be approximately $3.0 billion, composed of approximately $2.3 billion in cash and $0.7 billion in shares of ITT common stock as of the date of the Purchase Agreement.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by the full text of the Purchase Agreement, which is filed herewith as Exhibit 2.1 and incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On March 2, 2026, ITT issued a press release announcing the closing of the Acquisition and containing certain results for SPX FLOW’s fiscal year ended December 31, 2025. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 2.02 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. This information shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

On March 2, 2026, ITT issued a press release announcing the closing of the Acquisition and containing certain results for SPX FLOW’s fiscal year ended December 31, 2025. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. This information shall not be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report no later than 71 calendar days after the date on which this Current Report is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report no later than 71 calendar days after the date on which this Current Report is required to be filed.

(d) Exhibits.

Exhibit No.	Description

2.1*	Membership Interest Purchase Agreement, dated December 4, 2025, by and among ITT Inc., LSF11 Redwood Parent, L.P., LSF11 Redwood TopCo LLC and ITT Industries Holdings, Inc. (incorporated by reference to Exhibit 2.1 of ITT Inc.’s Current Report on Form 8-K filed with the SEC on December 5, 2025).
10.1	Registration Rights Agreement, dated March 2, 2026, by and among ITT Inc. and LSF11 Redwood Parent, L.P.
99.1	Press Release, dated March 2, 2026.
104	Cover Page Interactive Data File (formatted as inline XBRL).

*	Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. ITT hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that ITT may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, for any exhibits or schedules so furnished.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITT Inc.
(Registrant)

March 2, 2026	By:	/s/ Lori B. Marino
		Name:	Lori B. Marino
		Title:	Senior Vice President, Chief Legal Officer, Chief Compliance Officer and Secretary
(Authorized Officer of Registrant)